Exhibit 99.2

February 4, 2015

FOURTH QUARTER 2014

Symetra Financial Corporation (SYA)
Financial Supplement
All financial information in this document is unaudited

Symetra Financial Corporation
Financial Supplement
Table of Contents
December 31, 2014

Symetra Financial Corporation
4Q 2014 Financial Supplement
Financial Highlights
(In millions, except per share or percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Net income	$67.6	$36.0	$71.5	$79.3	$64.4	$254.4	$220.7
Net income per common share [1]
Basic	$0.58	$0.31	$0.62	$0.68	$0.55	$2.19	$1.74
Diluted	$0.58	$0.31	$0.62	$0.68	$0.55	$2.19	$1.74
Weighted-average number of common shares outstanding:
Basic	115.923	115.904	115.961	117.460	117.812	116.307	126.609
Diluted	115.925	115.907	115.964	117.466	117.815	116.310	126.614
Cash dividends declared per common share	$1.40	$0.10	$0.10	$0.10	$0.09	$1.70	$0.34
Non-GAAP Financial Measures [2]
Adjusted operating income	$60.7	$45.5	$55.3	$65.7	$50.0	$227.2	$200.9
Adjusted operating income per common share: [1]
Basic	$0.52	$0.39	$0.48	$0.56	$0.42	$1.95	$1.59
Diluted	$0.52	$0.39	$0.48	$0.56	$0.42	$1.95	$1.59

	As of
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Consolidated Balance Sheet Data
Total investments	$30,634.3	$30,274.0	$29,632.2	$28,940.0	$27,901.1
Total assets	33,001.7	32,634.5	31,943.6	31,164.3	30,129.5
Notes payable	697.2	697.0	449.6	449.6	449.5
Accumulated other comprehensive income (net of taxes) (AOCI)	990.6	911.1	990.6	804.3	593.6
Total stockholders' equity	3,360.6	3,375.3	3,428.6	3,195.3	2,941.9
U.S. Statutory Financial Information:
Statutory capital and surplus	$2,078.3	$1,951.2	$1,944.7	$1,949.4	$1,869.7
Asset valuation reserve (AVR)	299.2	315.4	312.3	304.1	307.0
Statutory book value	$2,377.5	$2,266.6	$2,257.0	$2,253.5	$2,176.7
Common shares outstanding, end of period	115.797	115.913	115.895	116.619	117.731
Book value per common share	$29.02	$29.12	$29.58	$27.40	$24.99
Debt to capital ratio	17.2%	17.1%	11.6%	12.3%	13.3%
Non-GAAP Financial Measures [2]
Adjusted book value (stockholders' equity excluding AOCI)	$2,370.0	$2,464.2	$2,438.0	$2,391.0	$2,348.3
Adjusted book value per common share [3]	20.47	21.26	21.04	20.50	19.95
Statutory book value per common share [4]	20.53	19.55	19.47	19.32	18.49
Debt to capital ratio, excluding AOCI [5]	22.7%	22.0%	15.6%	15.8%	16.1%

	For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
ROE	7.8%	7.9%	8.3%	7.4%	6.8%
Non-GAAP Financial Measure [2]
Operating ROAE [6]	9.5%	9.1%	9.4%	9.4%	8.8%

1
Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share.

2
Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 17, and 18, respectively.

3	Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.
4	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.
5	Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.
6	Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Consolidated Income Statement Data
(In millions, except per share data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Revenues:
Premiums	$161.0	$159.6	$154.7	$153.8	$156.8	$629.1	$627.2
Net investment income	358.6	318.5	319.0	324.4	316.3	1,320.5	1,285.0
Policy fees, contract charges and other	50.0	45.7	48.1	46.6	45.0	190.4	191.7
Net realized gains (losses):
Total other-than-temporary impairment losses on securities	(12.2)	(1.6)	(1.4)	(1.1)	(3.8)	(16.3)	(20.8)
Less: portion recognized in other comprehensive income	2.2	—	—	—	0.9	2.2	2.5
Net impairment losses recognized in earnings	(10.0)	(1.6)	(1.4)	(1.1)	(2.9)	(14.1)	(18.3)
Other net realized gains (losses)	21.2	(13.2)	26.7	21.8	27.9	56.5	53.9
Total net realized gains (losses)	11.2	(14.8)	25.3	20.7	25.0	42.4	35.6
Total revenues	580.8	509.0	547.1	545.5	543.1	2,182.4	2,139.5
Benefits and expenses:
Policyholder benefits and claims	120.7	113.9	110.1	101.2	109.7	445.9	462.9
Interest credited	246.1	237.2	236.3	234.2	235.7	953.8	932.0
Other underwriting and operating expenses	93.7	92.8	92.6	87.9	90.8	367.0	365.1
Interest expense	11.0	10.2	8.3	8.2	8.3	37.7	33.0
Amortization of deferred policy acquisition costs	24.0	17.6	16.6	19.9	16.1	78.1	72.4
Total benefits and expenses	495.5	471.7	463.9	451.4	460.6	1,882.5	1,865.4
Income from operations before income taxes	85.3	37.3	83.2	94.1	82.5	299.9	274.1
Provision (benefit) for income taxes:
Current	26.2	10.8	17.4	10.1	15.1	64.5	61.7
Deferred	(8.5)	(9.5)	(5.7)	4.7	3.0	(19.0)	(8.3)
Total provision for income taxes	17.7	1.3	11.7	14.8	18.1	45.5	53.4
Net income	$67.6	$36.0	$71.5	$79.3	$64.4	$254.4	$220.7
Net income per common share:
Basic	$0.58	$0.31	$0.62	$0.68	$0.55	$2.19	$1.74
Diluted	$0.58	$0.31	$0.62	$0.68	$0.55	$2.19	$1.74
Weighted-average number of common shares outstanding:
Basic	115.923	115.904	115.961	117.460	117.812	116.307	126.609
Diluted	115.925	115.907	115.964	117.466	117.815	116.310	126.614
Cash dividends declared per common share	$1.40	$0.10	$0.10	$0.10	$0.09	$1.70	$0.34
Non-GAAP Financial Measures:
Adjusted operating income [1]	$60.7	$45.5	$55.3	$65.7	$50.0	$227.2	$200.9
Adjusted operating income per common share:
Basic	$0.52	$0.39	$0.48	$0.56	$0.42	$1.95	$1.59
Diluted	$0.52	$0.39	$0.48	$0.56	$0.42	$1.95	$1.59
Reconciliation to net income:
Net income	$67.6	$36.0	$71.5	$79.3	$64.4	$254.4	$220.7
Less: Excluded realized gains (losses) (net of taxes)	6.9	(9.5)	16.2	13.6	14.4	27.2	19.8
Adjusted operating income [1]	$60.7	$45.5	$55.3	$65.7	$50.0	$227.2	$200.9

1
Adjusted operating income is calculated as net income, excluding after-tax net realized gains (losses) that are not reflective of the performance of the company’s insurance operations. The company excludes gains (losses) associated with the following: investment sales or disposals, other-than-temporary investment impairments, changes in the fair value of mark-to-market investments and derivative investments (except for certain S&P 500 options), and changes in the fair value of embedded derivatives related to our fixed indexed annuity products.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Consolidated Balance Sheet Data
(In millions)

	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$25,379.4	$25,316.6	$24,849.2	$24,329.0	$23,337.7
Marketable equity securities, at fair value	120.5	122.7	126.6	126.8	134.3
Trading securities:
Marketable equity securities, at fair value	532.0	467.9	483.0	460.3	474.4
Mortgage loans, net	4,130.1	3,921.0	3,747.8	3,603.2	3,541.0
Policy loans	61.9	61.0	62.0	62.4	63.3
Investments in limited partnerships	309.9	307.9	291.8	299.3	296.3
Other invested assets	100.5	76.9	71.8	59.0	54.1
Total investments	30,634.3	30,274.0	29,632.2	28,940.0	27,901.1
Cash and cash equivalents	158.8	109.2	118.0	108.5	76.0
Accrued investment income	304.9	309.2	298.3	295.0	298.0
Reinsurance recoverables	328.7	324.4	312.9	313.0	310.8
Deferred policy acquisition costs	395.1	364.9	311.2	320.1	322.5
Receivables and other assets	230.1	300.7	276.8	213.9	242.7
Separate account assets	949.8	952.1	994.2	973.8	978.4
Total assets	$33,001.7	$32,634.5	$31,943.6	$31,164.3	$30,129.5
Liabilities and stockholders’ equity
Funds held under deposit contracts	$26,602.6	$26,150.2	$25,603.3	$25,140.5	$24,642.9
Future policy benefits	415.9	408.2	405.3	399.8	397.9
Policy and contract claims	141.8	156.6	156.7	150.1	159.9
Other policyholders’ funds	115.7	121.3	117.6	143.9	128.1
Notes payable	697.2	697.0	449.6	449.6	449.5
Deferred income tax liabilities, net	396.7	362.3	414.7	320.1	201.9
Other liabilities	321.4	411.5	373.6	391.2	229.0
Separate account liabilities	949.8	952.1	994.2	973.8	978.4
Total liabilities	29,641.1	29,259.2	28,515.0	27,969.0	27,187.6
Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,469.5	1,469.9	1,468.0	1,466.3	1,464.6
Treasury stock	(134.6)	(134.6)	(134.6)	(119.9)	(93.4)
Retained earnings	1,033.9	1,127.7	1,103.4	1,043.4	975.9
Accumulated other comprehensive income, net of taxes	990.6	911.1	990.6	804.3	593.6
Total stockholders’ equity	3,360.6	3,375.3	3,428.6	3,195.3	2,941.9
Total liabilities and stockholders’ equity	$33,001.7	$32,634.5	$31,943.6	$31,164.3	$30,129.5

Symetra Financial Corporation
4Q 2014 Financial Supplement
Segment Income Statement Data
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Operating revenues:
Benefits Division	$162.2	$160.0	$155.8	$153.9	$156.5	$631.9	$626.4
Retirement Division:
Deferred Annuities	178.0	157.5	152.0	155.8	149.0	643.3	592.6
Income Annuities	96.0	93.8	96.0	97.2	99.2	383.0	400.5
Individual Life Division	120.4	113.9	115.6	115.9	113.5	465.8	452.5
Other	13.6	(1.5)	2.7	1.8	2.7	16.6	37.0
Operating revenues [1]	570.2	523.7	522.1	524.6	520.9	2,140.6	2,109.0
Add: Excluded realized gains (losses)	10.6	(14.7)	25.0	20.9	22.2	41.8	30.5
Revenues	$580.8	$509.0	$547.1	$545.5	$543.1	$2,182.4	$2,139.5
Segment pre-tax adjusted operating income (loss):
Benefits Division	$21.6	$20.6	$19.9	$27.8	$19.2	$89.9	$64.2
Retirement Division:
Deferred Annuities	40.8	30.7	27.4	30.2	27.0	129.1	107.3
Income Annuities	0.9	2.1	3.5	9.4	6.4	15.9	32.3
Individual Life Division	9.1	10.7	13.6	12.3	13.8	45.7	55.3
Other	2.3	(12.1)	(6.2)	(6.5)	(6.1)	(22.5)	(15.5)
Pre-tax adjusted operating income [2]	74.7	52.0	58.2	73.2	60.3	258.1	243.6
Add: Excluded realized gains (losses)	10.6	(14.7)	25.0	20.9	22.2	41.8	30.5
Income from operations before income taxes	$85.3	$37.3	$83.2	$94.1	$82.5	$299.9	$274.1

1
 Operating revenues is a non-GAAP measure, calculated as total revenues less excluded realized gains (losses). It also represents the cumulative total of segment operating revenue, which at the segment level is a GAAP measure. Total revenues is the most directly comparable measure to operating revenues.

2
 Pre-tax adjusted operating income is a non-GAAP measure, calculated as adjusted operating income on a pre-tax basis. It also represents the cumulative total of segment pre-tax adjusted operating income, which at the segment level is a GAAP measure. Income from operations before income taxes is the most directly comparable measure to pre-tax adjusted operating income.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Benefits Division
(In millions, except percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Operating revenues:
Premiums	$153.1	$150.9	$146.3	$145.0	$147.4	$595.3	$591.4
Net investment income	5.4	5.4	5.2	5.0	5.4	21.0	20.9
Policy fees, contract charges and other	3.7	3.7	4.3	3.9	3.7	15.6	14.1
Total operating revenues	162.2	160.0	155.8	153.9	156.5	631.9	626.4
Benefits and expenses:
Policyholder benefits and claims	96.7	94.7	91.7	82.8	94.3	365.9	393.4
Other underwriting and operating expenses	43.6	44.6	44.0	43.2	43.0	175.4	168.8
Amortization of deferred policy acquisition costs	0.3	0.1	0.2	0.1	—	0.7	—
Total benefits and expenses	140.6	139.4	135.9	126.1	137.3	542.0	562.2
Segment pre-tax adjusted operating income	$21.6	$20.6	$19.9	$27.8	$19.2	$89.9	$64.2
Operating Metrics:
Loss ratio [1]	63.2%	62.7%	62.7%	57.1%	64.0%	61.5%	66.5%
Expense ratio [2]	28.4%	29.4%	30.0%	29.6%	28.8%	29.3%	28.3%
Combined ratio [3]	91.6%	92.1%	92.7%	86.7%	92.8%	90.8%	94.8%
Medical stop-loss - loss ratio [4]	61.9%	63.6%	60.9%	55.7%	63.8%	60.6%	66.6%
Total sales [5]	$33.9	$34.8	$26.1	$71.9	$24.1	$166.7	$130.9
Premiums:
Medical stop-loss	$126.4	$124.0	$122.9	$121.7	$127.0	$495.0	$512.4
Limited benefit medical	12.8	12.7	12.3	13.3	12.6	51.1	51.9
Group life & disability and other	13.9	14.2	11.1	10.0	7.8	49.2	27.1
Total premiums earned	$153.1	$150.9	$146.3	$145.0	$147.4	$595.3	$591.4

5 Year Historical Loss Ratio: [1]	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q	Dec 31
2013	68.5%	66.2%	67.3%	64.0%	66.5%
2012	61.6%	65.5%	65.5%	67.7%	65.1%
2011	67.6%	62.4%	63.6%	59.6%	63.1%
2010	68.9%	63.8%	66.5%	60.5%	64.9%
2009	70.1%	66.1%	67.3%	69.9%	68.3%

1	Loss ratio represents policyholder benefits and claims incurred divided by premiums earned.
2	Expense ratio is equal to other underwriting and operating expenses of our insurance operations divided by premiums earned.
3	Combined ratio is equal to the sum of the loss ratio and the expense ratio.
4	Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incurred divided by medical stop-loss premiums earned.
5	Total sales represents annualized first-year premiums net of first year policy lapses.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Retirement Division — Deferred Annuities
(In millions, except percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Operating revenues:
Net investment income	$171.8	$152.0	$145.8	$150.1	$140.9	$619.7	$565.3
Policy fees, contract charges and other	5.6	5.6	5.9	5.9	5.3	23.0	22.2
Certain realized gains (losses)	0.6	(0.1)	0.3	(0.2)	2.8	0.6	5.1
Total operating revenues	178.0	157.5	152.0	155.8	149.0	643.3	592.6
Benefits and expenses:
Policyholder benefits and claims	0.1	—	0.1	0.1	(0.2)	0.3	0.2
Interest credited	92.9	87.6	86.9	87.5	87.4	354.9	337.7
Other underwriting and operating expenses	24.0	23.6	22.9	21.1	22.0	91.6	86.6
Amortization of deferred policy acquisition costs	20.2	15.6	14.7	16.9	12.8	67.4	60.8
Total benefits and expenses	137.2	126.8	124.6	125.6	122.0	514.2	485.3
Segment pre-tax adjusted operating income	$40.8	$30.7	$27.4	$30.2	$27.0	$129.1	$107.3
Operating Metrics:
Fixed account values, excluding FIA - General account	$11,064.9	$11,074.0	$10,992.8	$10,951.2	$10,874.7	$11,064.9	$10,874.7
Interest spread [1]	2.33%	1.91%	1.81%	1.98%	1.83%	2.02%	2.02%
Base earned yield [2]	4.40%	4.43%	4.44%	4.50%	4.59%	4.45%	4.64%
Base credited rate [2]	2.69%	2.70%	2.73%	2.75%	2.85%	2.71%	2.87%
Base interest spread [2]	1.71%	1.73%	1.71%	1.75%	1.74%	1.74%	1.77%
Fixed account values, FIA - General account	$3,313.8	$2,907.2	$2,463.3	$2,084.4	$1,712.0	$3,313.8	$1,712.0
FIA Interest spread [3]	1.52%	1.21%	1.24%	1.23%	*	1.31%	*
FIA base earned yield [4]	3.44%	3.39%	3.33%	3.29%	*	3.36%	*
FIA base credited rate [4]	2.17%	2.14%	2.09%	2.05%	*	2.12%	*
FIA base interest spread [4]	1.27%	1.25%	1.24%	1.24%	*	1.24%	*
Variable account values - Separate account	$794.9	$805.3	$843.7	$831.3	$836.2	$794.9	$836.2
Total sales [5]	642.3	759.3	650.3	627.5	732.9	2,679.4	2,243.5

Fixed Account Values - General Account by Contract Minimum Interest Guarantees as of December 31, 2014:

	Contract Minimum Interest Guarantee [7]
		<= 3.5%
	> 3.5% [6]	> 1.5%	<= 1.5%

Fixed account values - General account (including FIA)	1,045.0	903.6	12,365.8

1
Interest spread excludes FIA and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets. The credited rate is the approximate rate credited on policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.

2
Base interest spread excludes FIA and is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related deferred sales inducement amortization and the MBS prepayment speed adjustment. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.

3
FIA interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets, excluding derivative assets. The credited rate represents amounts recorded in interest credited related to FIA contracts.

4
FIA base interest spread is the FIA interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments,such as bond make-whole premiums and the MBS prepayment speed adjustment, and the impact of reserve adjustments on interest credited.

5	Total sales represents deposits for new policies net of first year policy lapses and/or surrenders.
6	The maximum interest is 4.5% on a $115.7 block of business.
7	Excludes standard non-forfeiture impacts.
*	Not meaningful.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Retirement Division—Income Annuities
(In millions, except percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Operating revenues:
Net investment income	$95.8	$93.4	$95.8	$97.0	$98.9	$382.0	$397.9
Policy fees, contract charges and other	0.2	0.4	0.2	0.2	0.3	1.0	2.6
Total operating revenues	96.0	93.8	96.0	97.2	99.2	383.0	400.5
Benefits and expenses:
Interest credited	88.9	85.3	85.9	82.0	86.1	342.1	343.0
Other underwriting and operating expenses	4.9	5.1	5.5	4.8	5.6	20.3	21.3
Amortization of deferred policy acquisition costs	1.3	1.3	1.1	1.0	1.1	4.7	3.9
Total benefits and expenses	95.1	91.7	92.5	87.8	92.8	367.1	368.2
Segment pre-tax adjusted operating income	$0.9	$2.1	$3.5	$9.4	$6.4	$15.9	$32.3
Operating Metrics:
Reserves [1]	$6,487.7	$6,494.8	$6,516.6	$6,509.9	$6,489.9	$6,487.7	$6,489.9
Interest spread [2]	0.57%	0.46%	0.48%	0.52%	0.63%	0.50%	0.62%
Base earned yield [3]	5.95%	5.89%	5.89%	5.89%	6.02%	5.91%	6.03%
Base credited rate [3]	5.39%	5.36%	5.44%	5.48%	5.50%	5.42%	5.51%
Base interest spread [3]	0.56%	0.53%	0.45%	0.41%	0.52%	0.49%	0.52%
Mortality gains (losses) [4]	$(3.0)	$0.2	$0.8	$5.3	$1.5	$3.3	$8.1
Total sales [5]	80.0	62.3	89.0	87.5	85.4	318.8	210.5
Marketable equity securities, at fair value	585.3	530.5	547.2	526.5	534.5	585.3	534.5
Realized gains (losses) on marketable equity securities [6]	27.7	(10.0)	20.5	19.2	19.3	57.4	52.6

5 Year Historical Mortality Gains (Losses): [4]	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q	2013
2013	$1.0	$4.5	$1.1	$1.5	$8.1
2012	5.4	6.4	2.0	(0.9)	12.9
2011	0.7	4.9	(1.4)	(3.9)	0.3
2010	(0.1)	(1.8)	(0.1)	(0.6)	(2.6)
2009	4.3	(0.5)	—	1.3	5.1

5 Year Historical Realized Gains (Losses) on Marketable Equity Securities [6]
2013	$52.6
2012	26.6
2011	(4.9)
2010	31.0
2009	36.5

1
Reserves represents the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.

2
Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets, excluding equities, attributed to the segment. The credited rate is the approximate rate credited on policyholder reserves.

3
Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums and the MBS prepayment speed adjustment, and income on alternative investments.

4	Mortality gains (losses) represents the difference between actual and expected reserves released on our life contingent annuities.
5	Total sales represents deposits for new policies net of first year policy lapses and/or surrenders.
6	Realized gain (losses) are not included in operating revenues and include changes in the fair value of equities classified as trading.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Individual Life Division
(In millions, except percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Operating revenues:
Premiums	$7.9	$8.7	$8.4	$8.8	$9.4	$33.8	$35.8
Net investment income	72.4	69.6	70.1	70.9	68.9	283.0	280.4
Policy fees, contract charges and other	40.1	35.6	37.1	36.2	35.2	149.0	136.3
Total operating revenues	120.4	113.9	115.6	115.9	113.5	465.8	452.5
Benefits and expenses:
Policyholder benefits and claims	23.9	19.2	18.3	18.3	15.6	79.7	69.3
Interest credited	64.7	64.6	63.9	65.2	62.6	258.4	253.0
Other underwriting and operating expenses	20.5	18.8	19.2	18.2	19.3	76.7	67.2
Amortization of deferred policy acquisition costs	2.2	0.6	0.6	1.9	2.2	5.3	7.7
Total benefits and expenses	111.3	103.2	102.0	103.6	99.7	420.1	397.2
Segment pre-tax adjusted operating income	$9.1	$10.7	$13.6	$12.3	$13.8	$45.7	$55.3
Operating Metrics:
Individual insurance:
Insurance in force [1]	$35,471.6	$35,168.0	$35,125.5	$35,001.0	$34,935.1	$35,471.6	$34,935.1
Claims [2]	15.8	14.3	12.7	14.8	11.3	57.6	54.7
Annualized mortality rate [3]	0.18%	0.16%	0.14%	0.17%	0.13%	0.16%	0.16%
UL account values [4]	$768.2	$753.4	$741.5	$734.1	$726.2	$768.2	$726.2
UL interest spread [5]	1.51%	1.36%	1.35%	1.51%	1.22%	1.43%	1.89%
UL base interest spread [6]	1.07%	1.17%	1.25%	1.29%	1.24%	1.18%	1.39%
Individual sales [7]	$12.7	$8.3	$9.1	$7.9	$9.4	$38.0	$18.6
Institutional Markets:
Insurance in force [1]	$12,836.1	$12,842.6	$12,844.8	$12,926.1	$12,926.2	$12,836.1	$12,926.2
BOLI account values [4]	4,902.4	4,868.1	4,834.2	4,834.6	4,798.1	4,902.4	4,798.1
BOLI ROA [8]	0.82%	0.96%	1.10%	0.97%	0.87%	0.96%	0.85%
BOLI base ROA [9]	0.62%	0.92%	0.79%	0.90%	0.87%	0.81%	0.80%
COLI sales [10]	$1.0	$—	$—	$—	$8.0	$1.0	$45.0
Decrease in BOLI PGAAP reserve [11]	—	1.7	1.7	1.7	1.7	5.1	7.0

5 Year Historical Individual Claims:[2]					For the Year Ended
	For the Three Months Ended
	1Q	2Q	3Q	4Q	2013
2013	$15.7	$13.7	$14.0	$11.3	$54.7
2012	15.7	15.1	13.9	16.3	61.0
2011	15.7	12.1	13.0	13.5	54.3
2010	13.9	13.5	12.0	11.3	50.7
2009	14.7	13.4	12.8	12.6	53.5

1	Insurance in force represents dollar face amounts of policies without adjustment for reinsurance.
2	Individual claims represents incurred claims, net of reinsurance, on our term and universal life policies.
3	Annualized mortality rate is defined as annualized individual claims divided by insurance in force.
4	UL account values and BOLI account values represent our liabilities to our policyholders.
5
UL interest spread excludes SPL and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to UL policies. The credited rate is the approximate rate credited on UL policyholder account values. Interest credited is subject to contractual terms, including minimum guarantees.

6
UL base interest spread excludes SPL and is UL interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related bonus interest amortization, the MBS prepayment speed adjustment, and reserve adjustments.

7	Individual sales represents annualized first year premiums for recurring premium products and 10% of new single premium deposits, net of first year policy lapses and/or surrenders.
8
BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account values. The policy benefits used in this metric do not include expenses.

9
BOLI base ROA is BOLI ROA adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.

10	COLI sales represents deposits for new policies.
11
The BOLI PGAAP (purchase accounting) reserve was amortized as a decrease to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004. This reserve was amortized to $0 over a 10 year period ending August 2014. This represents the reduction of policyholder benefits expense related to the change in this reserve.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Other
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Operating revenues:
Net investment income (loss) [1]	$13.2	$(1.9)	$2.1	$1.4	$2.2	$14.8	$20.5
Policy fees, contract charges and other	0.4	0.4	0.6	0.4	0.5	1.8	16.5
Total operating revenues	13.6	(1.5)	2.7	1.8	2.7	16.6	37.0
Benefits and expenses:
Interest credited	(0.4)	(0.3)	(0.4)	(0.5)	(0.4)	(1.6)	(1.7)
Other underwriting and operating expenses	0.7	0.7	1.0	0.6	0.9	3.0	21.2
Interest expense	11.0	10.2	8.3	8.2	8.3	37.7	33.0
Total benefits and expenses	11.3	10.6	8.9	8.3	8.8	39.1	52.5
Segment pre-tax adjusted operating income (loss)	$2.3	$(12.1)	$(6.2)	$(6.5)	$(6.1)	$(22.5)	$(15.5)

		For the Three Months Ended					For the Twelve Months Ended
		Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
1	Detail of net investment income (loss):
	Amortization of tax credit investments	$(6.6)	$(8.1)	$(6.3)	$(6.7)	$(5.8)	$(27.7)	$(20.5)
	Alternative investments (private equity/hedge funds)	11.5	(2.5)	(0.3)	—	(0.9)	8.7	4.0
	Investment income on fixed maturities and other investments	8.3	8.7	8.7	8.1	8.9	33.8	37.0
	Net investment income (loss)	$13.2	$(1.9)	$2.1	$1.4	$2.2	$14.8	$20.5

Symetra Financial Corporation
4Q 2014 Financial Supplement
Deferred Policy Acquisition Costs (DAC) Roll Forwards
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
DAC Roll Forward
Summary -- Total Company
Unamortized balance, beginning of period	$487.1	$464.2	$441.3	$419.9	$390.1	$419.9	$367.9
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	40.5	37.9	37.4	34.8	40.4	150.6	110.6
Other acquisition expenses	6.7	5.6	3.1	5.4	4.5	20.8	11.7
Total deferral of acquisition costs	47.2	43.5	40.5	40.2	44.9	171.4	122.3
Adjustments related to realized (gains) losses	3.6	(3.0)	(1.0)	1.1	1.0	0.7	2.1
Amortization	(19.3)	(16.3)	(15.9)	(15.5)	(15.6)	(67.0)	(61.6)
Amortization related to prepayments	(4.7)	(1.1)	(0.7)	(4.4)	(0.5)	(10.9)	(8.2)
Unlocking	—	(0.2)	—	—	—	(0.2)	(2.6)
Total amortization	(24.0)	(17.6)	(16.6)	(19.9)	(16.1)	(78.1)	(72.4)
Unamortized balance, end of period	513.9	487.1	464.2	441.3	419.9	513.9	419.9
Accum effect of net unrealized gains	(118.8)	(122.2)	(153.0)	(121.2)	(97.4)	(118.8)	(97.4)
DAC balance, end of period	$395.1	$364.9	$311.2	$320.1	$322.5	$395.1	$322.5

Benefits Division
Unamortized balance, beginning of period	$1.7	$1.3	$1.5	$—	$—	$—	$—
Deferral of acquisition costs:
Other acquisition expenses	0.6	0.5	—	1.6	—	2.7	—
Total deferral of acquisition costs	0.6	0.5	—	1.6	—	2.7	—
Amortization	(0.3)	(0.1)	(0.2)	(0.1)	—	(0.7)	—
Unamortized balance, end of period	2.0	1.7	1.3	1.5	—	2.0	—
DAC balance, end of period	$2.0	$1.7	$1.3	$1.5	$—	$2.0	$—

Retirement Division - Deferred Annuities
Unamortized balance, beginning of period	$316.0	$305.8	$295.5	$285.9	$268.8	$285.9	$256.7
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	23.6	26.3	23.8	23.2	25.9	96.9	80.3
Other acquisition expenses	2.5	2.5	1.6	2.2	3.0	8.8	7.6
Total deferral of acquisition costs	26.1	28.8	25.4	25.4	28.9	105.7	87.9
Adjustments related to realized (gains) losses	3.6	(3.0)	(0.4)	1.1	1.0	1.3	2.1
Amortization	(15.6)	(14.0)	(14.0)	(12.6)	(12.3)	(56.2)	(50.0)
Amortization related to prepayments	(4.6)	(1.0)	(0.7)	(4.3)	(0.5)	(10.6)	(7.9)
Unlocking	—	(0.6)	—	—	—	(0.6)	(2.9)
Total amortization	(20.2)	(15.6)	(14.7)	(16.9)	(12.8)	(67.4)	(60.8)
Unamortized balance, end of period	325.5	316.0	305.8	295.5	285.9	325.5	285.9
Accum effect of net unrealized gains	(109.6)	(112.8)	(143.0)	(112.9)	(91.4)	(109.6)	(91.4)
DAC balance, end of period	$215.9	$203.2	$162.8	$182.6	$194.5	$215.9	$194.5

Retirement Division - Income Annuities
Unamortized balance, beginning of period	$56.0	$54.6	$52.1	$49.2	$47.0	$49.2	$45.0
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	3.1	2.4	3.5	3.7	3.2	12.7	7.6
Other acquisition expenses	0.2	0.3	0.1	0.2	0.1	0.8	0.5
Total deferral of acquisition costs	3.3	2.7	3.6	3.9	3.3	13.5	8.1
Amortization	(1.3)	(1.3)	(1.1)	(1.0)	(1.1)	(4.7)	(3.9)
Unamortized balance, end of period	58.0	56.0	54.6	52.1	49.2	58.0	49.2
DAC balance, end of period	$58.0	$56.0	$54.6	$52.1	$49.2	$58.0	$49.2

Individual Life Division
Unamortized balance, beginning of period	$113.4	$102.5	$92.2	$84.8	$74.3	$84.8	$66.2
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	13.8	9.2	10.1	7.9	11.3	41.0	22.7
Other acquisition expenses	3.4	2.3	1.4	1.4	1.4	8.5	3.6
Total deferral of acquisition costs	17.2	11.5	11.5	9.3	12.7	49.5	26.3
Adjustments related to realized (gains) losses	—	—	(0.6)	—	—	(0.6)	—
Amortization	(2.1)	(0.9)	(0.6)	(1.8)	(2.2)	(5.4)	(7.7)
Amortization related to prepayments	(0.1)	(0.1)	—	(0.1)	—	(0.3)	(0.3)
Unlocking	—	0.4	—	—	—	0.4	0.3
Total amortization	(2.2)	(0.6)	(0.6)	(1.9)	(2.2)	(5.3)	(7.7)
Unamortized balance, end of period	128.4	113.4	102.5	92.2	84.8	128.4	84.8
Accum effect of net unrealized gains	(9.2)	(9.4)	(10.0)	(8.3)	(6.0)	(9.2)	(6.0)
DAC balance, end of period	$119.2	$104.0	$92.5	$83.9	$78.8	$119.2	$78.8

Symetra Financial Corporation
4Q 2014 Financial Supplement
Deferred Sales Inducements (DSI) Roll Forwards
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013

Total Company
Unamortized balance, beginning of period	$144.0	$146.5	$150.3	$154.8	$154.0	$154.8	$153.4
Capitalizations	7.0	7.2	7.6	9.6	11.9	31.4	49.5
Adjustments related to realized (gains) losses	0.5	0.2	(0.2)	0.3	—	0.8	0.6
Amortization	(10.9)	(10.0)	(10.5)	(10.6)	(10.7)	(42.0)	(41.2)
Amortization related to prepayments	(3.9)	(0.9)	(0.7)	(3.8)	(0.4)	(9.3)	(6.8)
Unlocking	—	1.0	—	—	—	1.0	(0.7)
Total amortization	(14.8)	(9.9)	(11.2)	(14.4)	(11.1)	(50.3)	(48.7)
Unamortized balance, end of period	136.7	144.0	146.5	150.3	154.8	136.7	154.8
Accum effect of net unrealized gains	(79.6)	(85.4)	(99.9)	(86.5)	(76.7)	(79.6)	(76.7)
DSI balance, end of period [1]	$57.1	$58.6	$46.6	$63.8	$78.1	$57.1	$78.1

1	DSI balance is included in receivables and other assets on the consolidated balance sheet.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Account Value and Reserve Roll Forwards
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Retirement Division:
Deferred Annuities:
Fixed Account Values, excluding FIA
Account values, beginning of period	$11,074.0	$10,992.8	$10,951.2	$10,874.7	$10,790.0	$10,874.7	$10,688.5
Deposits	254.5	313.2	287.9	280.6	346.7	1,136.2	972.8
Withdrawals	(335.0)	(306.4)	(306.7)	(286.1)	(320.5)	(1,234.2)	(1,114.9)
Net transfers	(1.4)	0.9	1.9	(1.6)	—	(0.2)	1.6
Net flows	(81.9)	7.7	(16.9)	(7.1)	26.2	(98.2)	(140.5)
Interest credited	70.0	71.0	71.2	73.4	77.8	285.6	313.2
Other	2.8	2.5	(12.7)	10.2	(19.3)	2.8	13.5
Account values, end of period	$11,064.9	$11,074.0	$10,992.8	$10,951.2	$10,874.7	$11,064.9	$10,874.7
Fixed Account Values, FIA
Account values, beginning of period	$2,907.2	$2,463.3	$2,084.4	$1,712.0	$1,321.8	$1,712.0	$374.9
Deposits	396.6	452.4	375.7	359.6	392.6	1,584.3	1,300.7
Withdrawals	(22.5)	(19.3)	(15.7)	(10.8)	(9.2)	(68.3)	(23.7)
Net transfers	0.9	0.5	0.4	1.2	0.8	3.0	2.9
Net flows	375.0	433.6	360.4	350.0	384.2	1,519.0	1,279.9
Interest credited	23.6	21.5	14.1	9.2	12.4	68.4	21.8
Other	8.0	(11.2)	4.4	13.2	(6.4)	14.4	35.4
Account values, end of period	$3,313.8	$2,907.2	$2,463.3	$2,084.4	$1,712.0	$3,313.8	$1,712.0
Income Annuities:
Reserves
Reserves, beginning of period	$6,494.8	$6,516.6	$6,509.9	$6,489.9	$6,484.6	$6,489.9	$6,566.5
Deposits	76.6	58.8	88.2	82.2	82.2	305.8	205.4
Benefit payments	(168.4)	(173.0)	(162.0)	(145.3)	(157.9)	(648.7)	(625.4)
Net flows	(91.8)	(114.2)	(73.8)	(63.1)	(75.7)	(342.9)	(420.0)
Interest credited	90.7	91.1	91.6	91.9	91.9	365.3	369.7
Other	(6.0)	1.3	(11.1)	(8.8)	(10.9)	(24.6)	(26.3)
Reserves, end of period	$6,487.7	$6,494.8	$6,516.6	$6,509.9	$6,489.9	$6,487.7	$6,489.9
Individual Life Division:
BOLI Account Values
Account values, beginning of period	$4,868.1	$4,834.2	$4,834.6	$4,798.1	$4,764.8	$4,798.1	$4,659.8
Deposits	—	—	—	—	—	—	—
Surrenders/claims	(4.8)	(5.5)	(38.8)	(3.7)	(5.1)	(52.8)	(18.0)
Net flows	(4.8)	(5.5)	(38.8)	(3.7)	(5.1)	(52.8)	(18.0)
Interest credited	55.8	55.8	55.3	56.4	53.8	223.3	218.7
Administrative charges and other	(16.7)	(16.4)	(16.9)	(16.2)	(15.4)	(66.2)	(62.4)
Account values, end of period	$4,902.4	$4,868.1	$4,834.2	$4,834.6	$4,798.1	$4,902.4	$4,798.1
UL Account Values
Account values, beginning of period	$753.4	$741.5	$734.1	$726.2	$717.6	$726.2	$716.0
Deposits	36.8	32.8	28.4	24.3	27.9	122.3	80.7
Surrenders/claims	(5.9)	(7.2)	(10.5)	(7.6)	(9.5)	(31.2)	(37.5)
Net flows	30.9	25.6	17.9	16.7	18.4	91.1	43.2
Interest credited	8.4	8.2	7.8	7.8	7.8	32.2	30.6
Administrative charges and other	(24.5)	(21.9)	(18.3)	(16.6)	(17.6)	(81.3)	(63.6)
Account values, end of period	$768.2	$753.4	$741.5	$734.1	$726.2	$768.2	$726.2

Symetra Financial Corporation
4Q 2014 Financial Supplement
Overview of Liabilities and Associated Unrealized Gains
(In millions, except percentage data)

	As of Dec 31, 2014
	Policyholder Liability	% of Total	Unrealized gains[8]
Illiquid: cannot be surrendered
Structured settlements & other single premium immediate annuities [1]	$6,527.2	24.3%	$788.1

Somewhat Liquid: can be surrendered with adjustments or charges of 3% or more
Deferred Annuities:
Surrender charges of 5% or higher	5,920.3		195.4
Surrender charges of 3 to 5%	1,207.8		39.9
MVA and surrender charges of 5% or higher [2]	2,991.2		98.7
5 year payout provision or MVA [3]	292.3		9.7
BOLI [4]	5,001.5		293.9
Universal life	324.3		18.6
Total somewhat liquid	15,737.4	58.5%	656.2

Liquid: can be surrendered with no adjustment or charges of less than 3%
Deferred Annuities:
No surrender charges [5]	3,038.0		100.3
Surrender charges less than 3%	836.1		27.6
Universal life	463.5		26.2
Total liquid	4,337.6	16.1%	154.1

Other
Other (net of reinsurance) [6]	305.1	1.1%	15.5

Assets supporting surplus portfolio			104.3

Total [7]	$26,907.3	100.0%	$1,718.2

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$1,718.2
Taxes on unrealized gains and losses on available-for-sale securities			(601.4)
Adjustment for DAC and DSI valuation allowance, net of taxes			(131.4)
Other			5.2
AOCI			$990.6

The liabilities presented above have been aggregated based on contractual surrender charge schedules without adjustment for free partial withdrawals and guaranteed return of premium provisions, if applicable. The following footnotes may also be useful in evaluating the withdrawal characteristics of our liabilities:

1
The benefits are specified in the contracts as fixed amounts, primarily to be paid over the next several decades. Certain single premium immediate annuity contracts contain a liquidity feature that permits contract owners to make partial withdrawals once every 36 months within the life expectancy period. The withdrawals are based on prevailing market rates which limits our exposure to liquidity and interest rate risk.

2	The market value adjustment (MVA) adjusts the value of the contract at surrender based on current interest rates, subject to a guaranteed minimum account value specified in the contract.
3
The MVA adjusts the value of the contract at surrender based on current interest rates, subject to a guaranteed minimum account value specified in the contract. In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.

4
The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business does not qualify for this tax-free treatment due to the employment status of the original covered employees, and charges may be applicable.

5	Given the current interest rate environment, we do not expect significant changes in the persistency of this business.
6
Other represents the sum of the following: (a) our term life insurance policyholder liabilities, net of reinsurance recoverables. There is no surrender value related to these contracts; (b) incurred but not reported claim liabilities mainly related to our medical stop-loss business. The precise timing and amount of payment is unknown; and (c) reported claim liabilities for BOLI, term life insurance, medical stop-loss and group life policies.

7
Represents the sum of funds held under deposit contracts, future policy benefits and policy and contract claims on the consolidated balance sheets, excluding other policyholder related liabilities and reinsurance recoverables of $253.0 as of December 31, 2014.

8	Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Investments Summary
(In millions, except percentage data)

	As of
	Dec 31, 2014%		Sep 30, 2014%		Jun 30, 2014%		Mar 31, 2014%		Dec 31, 2013%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$25,379.4	82.9%	$25,316.6	83.6%	$24,849.2	83.9%	$24,329.0	84.1%	$23,337.7	83.6%
Marketable equity securities, at fair value	120.5	0.4%	122.7	0.4%	126.6	0.4%	126.8	0.4%	134.3	0.5%
Trading securities:
Marketable equity securities, at fair value	532.0	1.7%	467.9	1.5%	483.0	1.6%	460.3	1.6%	474.4	1.7%
Mortgage loans, net	4,130.1	13.5%	3,921.0	13.0%	3,747.8	12.6%	3,603.2	12.5%	3,541.0	12.7%
Policy loans	61.9	0.2%	61.0	0.2%	62.0	0.2%	62.4	0.2%	63.3	0.2%
Investments in limited partnerships	309.9	1.0%	307.9	1.0%	291.8	1.0%	299.3	1.0%	296.3	1.1%
Other invested assets	100.5	0.3%	76.9	0.3%	71.8	0.3%	59.0	0.2%	54.1	0.2%
Total investments	30,634.3	100.0%	30,274.0	100.0%	29,632.2	100.0%	28,940.0	100.0%	27,901.1	100.0%
Cash and cash equivalents	158.8		109.2		118.0		108.5		76.0
Total investments, cash and cash equivalents	$30,793.1		$30,383.2		$29,750.2		$29,048.5		$27,977.1
Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$14,491.2	57.1%	$14,561.2	57.6%	$14,208.9	57.2%	$14,153.5	58.2%	$13,403.1	57.4%
2: BBB	9,761.6	38.5%	9,527.0	37.6%	9,389.2	37.8%	8,957.9	36.8%	8,667.1	37.1%
Total investment grade	24,252.8	95.6%	24,088.2	95.2%	23,598.1	95.0%	23,111.4	95.0%	22,070.2	94.5%
3: BB	561.5	2.2%	626.4	2.5%	643.2	2.6%	611.3	2.5%	666.6	2.9%
4: B	492.3	1.9%	517.2	2.0%	514.4	2.1%	515.2	2.1%	515.8	2.2%
5: CCC & lower	66.9	0.3%	79.9	0.3%	91.4	0.3%	88.8	0.4%	78.3	0.4%
6: In or near default	5.9	0.0%	4.9	0.0%	2.1	0.0%	2.3	0.0%	6.8	0.0%
Total below investment grade	1,126.6	4.4%	1,228.4	4.8%	1,251.1	5.0%	1,217.6	5.0%	1,267.5	5.5%
Total fixed maturities	$25,379.4	100.0%	$25,316.6	100.0%	$24,849.2	100.0%	$24,329.0	100.0%	$23,337.7	100.0%
Fixed Maturities by Issuer Type:
U.S. government and agencies	$409.9	1.6%	$450.3	1.8%	$372.0	1.5%	$812.9	3.3%	$344.4	1.5%
State and political subdivisions	829.2	3.3%	786.4	3.1%	775.6	3.1%	751.2	3.1%	751.5	3.2%
Foreign governments	94.9	0.4%	96.0	0.4%	98.5	0.4%	99.0	0.4%	99.7	0.4%
Corporate securities	19,192.5	75.6%	18,995.5	75.0%	18,764.1	75.5%	17,853.7	73.4%	17,352.4	74.4%
Residential mortgage-backed securities	2,921.4	11.5%	2,857.8	11.3%	2,857.9	11.5%	2,789.1	11.5%	2,756.0	11.8%
Commercial mortgage-backed securities	1,333.9	5.3%	1,401.7	5.6%	1,484.5	6.0%	1,514.5	6.2%	1,518.4	6.5%
Other debt obligations	597.6	2.3%	728.9	2.8%	496.6	2.0%	508.6	2.1%	515.3	2.2%
Total fixed maturities	$25,379.4	100.0%	$25,316.6	100.0%	$24,849.2	100.0%	$24,329.0	100.0%	$23,337.7	100.0%
Effective Duration	5.5		5.5		5.5		5.5		5.5
Weighted-average Investment Yield	4.69%		4.60%		4.67%		4.75%		4.94%

	For the Three Months Ended
	Dec 31, 2014%		Sep 30, 2014%		Jun 30, 2014%		Mar 31, 2014%		Dec 31, 2013%
Average Daily Cash and Cash Equivalent Balances:
Benefits Division	$15.6	10.1%	$4.4	1.8%	$5.1	4.3%	$2.7	2.2%	$4.1	4.4%
Retirement Division:
Deferred Annuities	61.8	40.1%	58.0	23.2%	82.5	69.3%	126.9	101.8%	119.6	128.8%
Income Annuities	(6.7)	(4.3)%	7.1	2.9%	97.7	82.0%	41.9	33.6%	7.4	8.0%
Individual Life Division	35.0	22.7%	11.0	4.4%	24.8	20.8%	21.4	17.2%	8.3	8.9%
Other	48.3	31.4%	169.0	67.7%	(91.0)	(76.4)%	(68.3)	(54.8)%	(46.5)	(50.1)%
Total	$154.0	100.0%	$249.5	100.0%	$119.1	100.0%	$124.6	100.0%	$92.9	100.0%

1	Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Investments Income Statement Data
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013

Prepayment-related income: [1]
Retirement Division - Deferred Annuities	$21.4	$5.5	$3.3	$10.2	$2.8	$40.4	$34.7
Retirement Division - Income Annuities	3.4	0.8	0.7	1.6	1.7	6.5	6.6
Individual Life Division	3.5	0.9	1.3	1.9	—	7.6	6.3
Other	0.5	(0.1)	0.4	(0.2)	0.6	0.6	2.4
Total	$28.8	$7.1	$5.7	$13.5	$5.1	$55.1	$50.0
Prepayment-related income, net of DAC and DSI amortization:
Retirement Division - Deferred Annuities	12.9	3.6	1.9	2.1	1.9	20.5	20.0
Retirement Division - Income Annuities	3.4	0.8	0.7	1.6	1.7	6.5	6.6
Individual Life Division	3.4	0.8	1.3	1.8	—	7.3	5.9
Other	0.5	(0.1)	0.4	(0.2)	0.6	0.6	2.4
Total	$20.2	$5.1	$4.3	$5.3	$4.2	$34.9	$34.9

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Net Realized Gains (Losses):
Fixed maturities:
Gross gains on sales	$6.6	$1.5	$10.8	$8.7	$3.7	$27.6	$11.7
Gross losses on sales	(1.1)	(3.3)	(0.6)	(1.8)	(2.5)	(6.8)	(20.0)
Other-than-temporary impairments	(10.0)	(1.6)	(1.4)	(1.1)	(2.9)	(14.1)	(18.3)
Other [2]	(6.4)	1.4	(1.2)	(1.2)	1.4	(7.4)	(2.4)
Total fixed maturities	(10.9)	(2.0)	7.6	4.6	(0.3)	(0.7)	(29.0)
Marketable equity securities, trading [3]	26.4	(12.0)	21.6	19.7	22.7	55.7	66.0
Other [4]	(8.5)	2.1	(2.7)	(5.0)	1.6	(14.1)	(4.1)
DAC/DSI adjustment	4.2	(2.9)	(1.2)	1.4	1.0	1.5	2.7
Net realized gains (losses)	$11.2	$(14.8)	$25.3	$20.7	$25.0	$42.4	$35.6

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Tax Credit Investments Impact on Income
Historical and Estimated Future Impact
Amortization related to tax credit investments, net of taxes	$(4.3)	$(5.2)	$(4.2)	$(4.3)	$(3.7)	$(18.0)	$(13.3)
Realized losses related to tax credit investments, net of taxes	(3.6)	(3.0)	(2.0)	(2.3)	(1.3)	(10.9)	(4.4)
Tax credits	14.8	14.2	13.9	13.9	10.4	56.8	41.2
Impact to net income	$6.9	$6.0	$7.7	$7.3	$5.4	$27.9	$23.5

Carrying value of invested asset	$238.4	$244.6	$249.8	$257.8	$265.1	$238.4	$265.1

Future estimated impact to net income:						2015	$29.1
						2016	18.2
						2017 & beyond	22.6
							$69.9

Historical Information	For the Years Ended
	2013	2012	2011	2010	2009
Amortization related to tax credit investments, net of taxes	$(13.3)	$(13.9)	$(9.2)	$(6.3)	$(5.9)
Realized losses related to tax credit investments, net of taxes	(4.4)	(2.6)	(2.0)	—	—
Tax credits	41.2	33.5	17.4	10.9	9.6
Impact to net income	$23.5	$17.0	$6.2	$4.6	$3.7

1
Prepayment-related income includes make-whole premiums and consent fees on early calls or tenders of fixed maturities, prepayment speed adjustments on structured securities, and prepayment fees on our commercial mortgage loans.

2	Includes net gains (losses) on calls and redemptions, and changes in the fair value of convertible fixed maturities.
3	Marketable equity securities, trading includes net gains (losses) on changes in fair value.
4	Includes net gains (losses) on derivatives not designated for hedge accounting and other instruments.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Sales by Segment and Product
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Benefits Division [1]
Medical stop-loss	$20.7	$27.7	$19.7	$45.6	$14.4	$113.7	$95.0
Limited benefit medical	1.3	1.7	1.9	11.1	3.3	16.0	8.2
Group life & disability income	11.9	5.4	4.5	15.2	6.4	37.0	27.7
Total Benefits Division	$33.9	$34.8	$26.1	$71.9	$24.1	$166.7	$130.9

Retirement Division - Deferred Annuities [2]
Fixed annuities	$242.2	$299.7	$271.9	$264.3	$328.5	$1,078.1	$903.1
Fixed indexed annuities	395.7	455.2	373.4	357.9	391.3	1,582.2	1,298.0
Variable annuities	4.4	4.4	5.0	5.3	13.1	19.1	42.4
Total	$642.3	$759.3	$650.3	$627.5	$732.9	$2,679.4	$2,243.5
Retirement Division - Income Annuities [2]
SPIA	$80.0	$62.3	$89.0	$87.5	$85.4	$318.8	$203.0
Structured settlements	—	—	—	—	—	—	7.5
Total	$80.0	$62.3	$89.0	$87.5	$85.4	$318.8	$210.5

Total Retirement Division	$722.3	$821.6	$739.3	$715.0	$818.3	$2,998.2	$2,454.0

Individual Life Division
Term life [1]	$0.8	$0.6	$1.0	$0.9	$1.0	$3.3	$2.7
Universal life [1]	11.3	7.0	7.6	6.8	8.1	32.7	15.2
Single premium life [3]	0.6	0.7	0.5	0.2	0.3	2.0	0.7
Individual sales	12.7	8.3	9.1	7.9	9.4	38.0	18.6
COLI [4]	1.0	—	—	—	8.0	1.0	45.0
Institutional markets	$1.0	$—	$—	$—	$8.0	$1.0	$45.0

1	Represents annualized first-year premiums net of first year policy lapses.
2	Represents deposits for new policies net of first year policy lapses and/or surrenders.
3	Represents 10% of new deposits net of first year policy lapses and/or surrenders.
4	Represents deposits for new policies.

Symetra Financial Corporation
4Q 2014 Financial Supplement
Book Value, Adjusted Book Value and Statutory Book Value per Share
(In millions, except per share amounts)

	As of
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Book value per common share [1]	$29.02	$29.12	$29.58	$27.40	$24.99

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$20.47	$21.26	$21.04	$20.50	$19.95
Statutory book value per common share [3]	$20.53	$19.55	$19.47	$19.32	$18.49

Numerator:
Total stockholders' equity	$3,360.6	$3,375.3	$3,428.6	$3,195.3	$2,941.9
AOCI	990.6	911.1	990.6	804.3	593.6
Adjusted book value	$2,370.0	$2,464.2	$2,438.0	$2,391.0	$2,348.3

Total stockholders' equity	$3,360.6	$3,375.3	$3,428.6	$3,195.3	$2,941.9
Stockholders' equity of non-insurance entities	(469.5)	(609.1)	(360.0)	(344.4)	(381.4)
Statutory and other adjustments	(812.8)	(815.0)	(1,123.9)	(901.5)	(690.8)
Asset valuation reserve (AVR)	299.2	315.4	312.3	304.1	307.0
Statutory book value	$2,377.5	$2,266.6	$2,257.0	$2,253.5	$2,176.7

Denominator:
Common shares outstanding	115.797	115.913	115.895	116.619	117.731

	For the Three Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Share repurchases:
Shares purchased as part of publicly announced plans or programs [4]	—	—	0.749	1.352	—
Other shares repurchased [5]	0.137	—	0.001	0.002	0.090
Total shares repurchased	0.137	—	0.750	1.354	0.090
Average price paid per share	$23.05	$—	$19.66	$19.56	$18.96
Total cost of share repurchases	$3.1	$—	$14.7	$26.5	$1.7

	As of
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Tangible book value:
Total stockholders' equity	$3,360.6	$3,375.3	$3,428.6	$3,195.3	$2,941.9
Less:
Deferred policy acquisition costs	395.1	364.9	311.2	320.1	322.5
Goodwill and other	108.9	111.2	99.4	117.7	131.5
Tangible book value [6]	$2,856.6	$2,899.2	$3,018.0	$2,757.5	$2,487.9

1	Book value per common share is calculated as stockholders’ equity divided by common shares outstanding.
2	Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.
3	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.
4	As of December 31, 2014, 6.947 shares remained available under the current repurchase authorization.
5	Shares repurchased to satisfy employee income tax withholding on vesting of restricted stock.
6
Tangible book value is a non-GAAP financial measure calculated as stockholders’ equity excluding deferred policy acquisition costs, goodwill, intangible assets and certain other non-tangible assets. Stockholders’ equity is the most directly comparable GAAP measure to tangible book value.

Symetra Financial Corporation
4Q 2014 Financial Supplement
ROE and Operating ROAE
(In millions, except percentage data)

	Twelve Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
ROE:
Net income for the twelve months ended [1]	$254.4	$251.2	$260.5	$234.0	$220.7
Average stockholders’ equity [2]	$3,260.3	$3,190.8	$3,123.7	$3,158.9	$3,245.8
ROE	7.8%	7.9%	8.3%	7.4%	6.8%

Non-GAAP Financial Measures
Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$227.2	$216.5	$219.8	$217.2	$200.9
Average adjusted book value [3]	$2,402.3	$2,387.1	$2,345.7	$2,320.3	$2,293.9
Operating ROAE	9.5%	9.1%	9.4%	9.4%	8.8%

Calculation of average stockholders' equity:
The following data can be used to recalculate the average stockholders' equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2014	2013	2012
Stockholders’ Equity
	Dec 31	$3,360.6	$2,941.9	$3,630.1
	Sep 30	3,375.3	3,012.8	3,641.2
	Jun 30	3,428.6	3,040.1	3,378.4
	Mar 31	3,195.3	3,604.2	3,154.7
AOCI
	Dec 31	$990.6	$593.6	$1,371.2
	Sep 30	911.1	719.0	1,404.3
	Jun 30	990.6	782.6	1,188.0
	Mar 31	804.3	1,293.1	1,000.1

Reconciliation of adjusted operating income:
The following data together with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended June 30, 2014, March 31, 2014 and December 31, 2013.

	Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,
	2013	2013	2013
Net income	$45.3	$45.0	$66.0
Less: Excluded realized gains (losses) (net of taxes)	(3.5)	(7.7)	16.6
Adjusted operating income	$48.8	$52.7	$49.4

1	The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.
2	Average stockholders’ equity is derived by averaging ending stockholders' equity for the most recent five quarters.
3	Average adjusted book value is derived by averaging ending stockholders' equity less AOCI, for the most recent five quarters.